UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2013

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Agreement

On June 14, 2013, dELiA*s, Inc. (the “Company”), certain of its wholly-owned subsidiaries, as borrowers (together with the Company, the “Borrowers”), and certain of its wholly-owned subsidiaries, as guarantors (the “Guarantors”), entered into a new credit agreement (the “Credit Agreement”) with Salus Capital Partners, LLC (“Salus”), as a lender and as agent for the lenders from time to time party to the Credit Agreement (together with Salus in its capacity as a lender, the “Lenders”). The Credit Agreement replaces the Company’s prior $25,000,000 revolving credit facility with General Electric Capital Corporation (“GE Capital”) and the other lenders party thereto. The Credit Agreement provides for a total aggregate commitment of the Lenders of $30,000,000. The Credit Agreement has a term of four years and matures on June 14, 2017. The obligations of the Borrowers under the Credit Agreement are secured by substantially all property and assets of the Company and certain of its subsidiaries. The Guarantors guaranteed, on a joint and several basis, all of the Obligations (as defined in the Credit Agreement) of the Borrowers under the Credit Agreement.

Interest accrues on the outstanding principal amount of loans at an annual rate equal to the greater of (1) the Base Rate (as defined in the Credit Agreement) plus 3.00% and (2) 6.25%. The Credit Agreement also calls for the payment by the Company of an unused facility fee of 0.375% per annum on the average unused portion of the Credit Facility.

The Credit Agreement contains customary representations and warranties, as well as customary covenants that, among other things, restrict the ability of the Company and its subsidiaries to incur liens, consolidate or merge with other entities, incur certain additional indebtedness and guaranty obligations or make certain restricted payments. The Credit Agreement also contains customary events of default, including payment defaults, breaches of representations and warranties and covenants, cross defaults to other material indebtedness, and bankruptcy and insolvency matters. The Credit Agreement does not contain any financial covenants with which the Company or any of its subsidiaries or affiliates must comply during the term of the Credit Agreement.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Credit Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Letter of Credit Agreement

On June 14, 2013, the Company and certain of its wholly-owned subsidiaries (together with the Company, the “Applicants”) entered into a Letter of Credit Agreement (the “Letter of Credit Agreement”) with GE Capital. The Letter of Credit Agreement, which has a maturity date of June 14, 2017, provides for the issuance of letters of credit to finance the acquisition of inventory from suppliers, to provide standby letters of credit to factors, landlords, insurance providers and other parties for business purposes, and for other general corporate purposes. Aggregate letters of credit issued and to be issued under the Letter of Credit Agreement at any one time outstanding may not exceed $15,000,000. The obligations of the Applicants under the Letter of Credit Agreement will be secured by cash collateral deposited with GE Capital in the amount equal to 105% of the letters of credit outstanding from time to time. None of the other assets or properties of the Company or any of its subsidiaries or affiliates have been pledged as collateral for these obligations.

The Letter of Credit Agreement calls for the payment by the Company of an unused facility fee of 0.375% per annum on the average unused portion of the credit facility under the Letter of Credit Agreement, a letter of credit fee of 1.75% per annum on the average outstanding face amount of letters of credit issued under the Letter of Credit Agreement, as well as other customary fees and expenses generally charged by the applicable letter of credit issuer. The Letter of Credit Agreement also contains representations and warranties, affirmative and negative covenants, and events of default that are customary for credit facilities of this type. The Letter of Credit Agreement does not contain any financial covenants with which the Company or any of its subsidiaries or affiliates must comply during the term of the Letter of Credit Agreement.

The foregoing description of the Letter of Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Letter of Credit Agreement, a copy of which is filed herewith as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2013, Carter S. Evans informed the Company that he will not stand for re-election to the Board of Directors when his term expires at the upcoming 2013 Annual Meeting of Stockholders.

Item 8.01.	Other Events.

On June 17, 2013, the Company issued a press release announcing its entry into the Credit Agreement and the Letter of Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Credit Agreement, dated as of June 14, 2013, among dELiA*s, Inc., in its capacities as a Borrower and as Lead Borrower, each of the wholly-owned subsidiaries of dELiA*s, Inc. identified on Schedules 1.01 and 1.02 thereto, Salus Capital Partners, LLC, in its capacity as Lender, Administrative Agent and Collateral Agent and the Lenders from time to time party thereto.

10.2	Letter of Credit Agreement, dated as of June 14, 2013, among dELiA*s, Inc., in its capacities as a Borrower and as Lead Borrower, each of the subsidiaries of dELiA*s, Inc identified on Schedule A thereto, and General Electric Capital Corporation.

99.1	Press release of dELiA*s, Inc., dated June 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc. (Registrant)

Date: June 20, 2013	By:	/s/ David J. Dick
David J. Dick, Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated as of June 14, 2013, among dELiA*s, Inc., in its capacities as a Borrower and as Lead Borrower, each of the wholly-owned subsidiaries of dELiA*s, Inc. identified on Schedules 1.01 and 1.02 thereto, Salus Capital Partners, LLC, in its capacity as Lender, Administrative Agent and Collateral Agent and the Lenders from time to time party thereto.

10.2	Letter of Credit Agreement, dated as of June 14, 2013, among dELiA*s, Inc., in its capacities as a Borrower and as Lead Borrower, each of the subsidiaries of dELiA*s, Inc identified on Schedule A thereto, and General Electric Capital Corporation.

99.1	Press release of dELiA*s, Inc., dated June 17, 2013.